                                                                    EXHIBIT 99.2

                             LETTER OF TRANSMITTAL

                                   TO TENDER


                  12 1/2% SENIOR NOTES DUE      , 2004

                                      OF

                                 MERISEL, INC.

                                PURSUANT TO THE
       EXCHANGE RESTRUCTURING PROSPECTUS DATED [________________], 1997


       ================================================================
       THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
       ON [           ], 1997, UNLESS EXTENDED (AS SUCH DATE MAY BE
       EXTENDED, THE "EXPIRATION DATE").
       ================================================================


                   The Depositary for the Exchange Offer is:


                             [NAME OF DEPOSITORY]


By Mail:      By Facsimile Transmission:         By Hand

                                                           or Overnight Courier:

  [____________]               (xxx) xxx-xxxx                     [___________]
  [____________]                                                  [___________]
  [____________]

Confirm by Telephone:


  [____________]               (xxx) xxx-xxxx                     [___________]
  [____________]                                                  [___________]
  [____________]


                          For information contact the


                              Information Agent:


                          [NAME OF INFORMATION AGENT]

                                 [___________]
                                 [___________]

                           (800) xxx-xxx (toll-free)

                                      or

                           (212) xxx-xxxx (collect)

          Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the ones listed above will not constitute a valid delivery.

          The undersigned acknowledges receipt of the Exchange Restructuring
Prospectus dated [             ], 1997, (the "Exchange Restructuring
Prospectus") of Merisel, Inc. (the "Company"), relating to the offer of the Company, upon the terms and subject to the conditions set forth in the Exchange Restructuring Prospectus, this Letter of Transmittal and the instructions hereto (which together constitute the "Exchange Offer"), to issue 192.5 shares (adjusted to reflect the one-for-five reverse stock split described herein) of common stock, par value $.05 per share (the "New Common Stock"), of the Company for each $1,000 principal amount of 12 1/2% Senior Notes due 2004 (the "12.5% Notes") (together with all accrued and unpaid interest) which is validly tendered and not withdrawn. Each exchanging holder of 12.5% Notes (each a "Noteholder") is required to elect to exchange the entire principal amount (plus
accrued but unpaid interest through [           ], 1997) of all 12.5% Notes
tendered by such Noteholder pursuant to this Letter of Transmittal for shares of New Common Stock to be received in exchange therefor. Capitalized terms used in this Letter of Transmittal but not defined herein have the meanings given thereto in the Exchange Restructuring Prospectus.


                         PLEASE READ THE ENTIRE LETTER
                        OF TRANSMITTAL CAREFULLY BEFORE
                           COMPLETING ANY BOX BELOW


     This Letter of Transmittal is to be used (i) if certificates representing 12.5% Notes are to be physically delivered herewith, (ii) if delivery of 12.5% Notes is to be made by book-entry transfer to the account maintained by the Depositary at The Depository Trust Company ("DTC") or the Philadelphia Securities Depository Trust Company ("PHILADEP") each a "Book-Entry Transfer Facility" and collectively, the Book-Entry Transfer Facilities") pursuant to the procedures set forth in "TENDERING AND VOTING PROCEDURES" in Part A to the Exchange Restructuring Prospectus or III or if is to be made according to the DTC Automated Tender Offer Program ("ATOP") pursuant to the procedures set forth in "TENDERING AND VOTING PROCEDURES" in Part A to the Exchange Restructuring Prospectus. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


     THERE IS NO PROCEDURE FOR TENDERING BY GRARANTEED DELIVERY. TENDERS BY GUARANTEED DELIVERY WILL NOT BE ACCEPTED.


     noteholders who wish to tender their 12.5% Notes must, at a minimum, complete columns (1) through (3) in the table below and sign in the appropriate box below. If those columns are completed, the Noteholder will be deemed to have tendered all 12.5% Notes listed in the box.

     List below the 12.5% Notes to which ths Letter of Transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of 12.5% Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


                          DESCRIPTION OF 12.5% NOTES

===================================================================================================
                   (1)                                             Certificate(s) Tendered
                                                           (Attach additional list if necessary)
Name(s) and Address(es) of Registered Holder(s)
         (Please fill in, if blank)
---------------------------------------------------------------------------------------------------
                                                               (2)                      (3)
                                                                                     Aggregate
                                                            Certificate              Principal
                                                             Number(s)*                Amount
---------------------------------------------------------------------------------------------------

                                                           ----------------------------------------

                                                           ----------------------------------------

                                                           ----------------------------------------
                                                                       Total:
---------------------------------------------------------------------------------------------------
[_]  CHECK HERE IF THE 12.5% NOTES HAVE BEEN HELD FOR 18 MONTHS
     OR MORE.

*    Need not be completed by Noteholders tendering by book-entry transfer.

** Unless othewise specified, it will be assumed that the entire aggregate principal amount represented by the 12.5% Notes described above is being tendered. See Instruction 2.

          If you are not the record holder of your 12.5% Notes, you must either have the 12.5% Notes registered in your name or obtain a consent from the record holder of such 12.5% Notes to tender them.
===================================================================================================


     The names and addresses of the registered Noteholders should be printed, if not already printed above, exactly as they appear on the 12.5% Notes tendered hereby. The certificate numbers and the aggregate principal amount of 12.5% Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                               METHOD OF DELIVERY

===================================================================================================

[_]    CHECK HERE IF CERTIFICATES FOR TENDERED 12.5% NOTES ARE ENCLOSED HEREWITH.

[_]    CHECK HERE IF TENDERED 12.5% NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
       (INCLUDING THROUGH ATOP) MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY
       WITH A BOOK-ENTRY TRANSFER FACILITY SPECIFIED BELOW AND COMPLETE THE FOLLOWING:

       Name of Tendering Institution:

       [_] DTC                      [_] PHILADEP (check one)
       Account Number: _____________

       Transaction Code Number: ________________
===================================================================================================

          THERE IS NO PROCEDURE FOR TENDERING BY GUARANTEED DELIVERY.
              TENDERS BY GUARANTEED DELIVERY WILL NOT BE ACCEPTED.

                   NOTE: SIGNATURES MUST BE PROVIDED BELOW:

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:




     The undersigned hereby tenders to Merisel, Inc. (the "Company"), upon the terms and subject to the conditions set forth in the Exchange Restructuring Prospectus dated [ ], 1997 (the "Exchange Restructuring Prospectus"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal and the instructions hereto (which together constitute the "Exchange Offer"), the principal amount of 12 1/2% Senior Notes due 2004 (the "12.5% Notes") indicated in the table above entitled "DESCRIPTION OF 12.5% NOTES."


     Subject to, and effective upon the acceptance for exchange of the 12.5% Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to all the 12.5% Notes that are being tendered hereby, and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such 12.5% Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to
(a) deliver certificates for such 12.5% Notes or transfer ownership of such 12.5% Notes on the account books maintained by DTC or PHILADEP, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such 12.5% Notes for transfer of ownership on the books of the register and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such 12.5% Notes, all in accordance with the terms of the Exchange Offer.


     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED ACCEPTS THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER, HAS FULL POWER AND AUTHORITY TO TENDER, SELL, ASSIGN AND TRANSFER THE 12.5% NOTES TENDERED HEREBY AND THAT WHEN SUCH TENDERED 12.5% NOTES ARE ACCEPTED FOR EXCHANGE BY THE COMPANY, THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES AND NOT SUBJECT TO ANY ADVERSE CLAIM OR RIGHT. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE DEPOSITARY OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE SALE, ASSIGNMENT AND TRANSFER OF THE 12.5% NOTES HEREBY TENDERED. THE UNDERSIGNED HEREBY FOREVER WAIVES ALL RIGHTS TO RECEIVE ANY PAYMENTS NOT HERETOFORE PAID WITH RESPECT TO ACCRUED BUT UNPAID INTEREST ON SUCH 12.5% NOTES TENDERED PURSUANT HERETO, WHETHER DUE BEFORE OR AFTER THE DATE HEREOF. SUCH WAIVER SHALL NOT BE DEEMED TO BE EFFECTIVE IF SUCH SECURITIES ARE NOT ACCEPTED FOR EXCHANGE PURSUANT TO THE EXCHANGE OFFER.


     All authority herein conferred or agreed to be conferred shall not be affected by and survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. Tenders of 12.5% Notes may be withdrawn, subject to the procedures described in Part A to the Exchange Restructuring Prospectus, at any time before they are accepted for exchange by the Company. The Company shall be deemed to have accepted for exchange, and to have exchanged, all validly tendered 12.5% Notes in the Exchange Offer if, when and as of the time that the Company gives oral or written notice thereof to the Depositary.


     The undersigned understands that tenders of 12.5% Notes pursuant to any one of the procedures described under "TENDERING AND VOTING PROCEDURES" in Part A to the Exchange Restructuring Prospectus and in the instructions hereto and acceptance of such 12.5% Notes by the Company for exchange will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Exchange Restructuring Prospectus, the Company may not be required to accept for exchange any of the 12.5% Notes tendered. 12.5% Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth above unless otherwise indicated under "SPECIAL DELIVERY INSTRUCTIONS" below.


     The undersigned understands that the delivery and surrender of any 12.5% Notes is not effective, and the risk of loss of the 12.5% Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal, or a manually signed facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of 12.5% Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Unless otherwise indicated under "SPECIAL ISSUANCE INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" below, the Depositary will deliver the New Common Stock to the undersigned at the address set forth above. The undersigned understands that Noteholders who tender 12.5% Notes by book entry transfer ("Book-Entry Holders") may request that any 12.5% Notes not exchanged be returned by crediting the account maintained by DTC or PHILADEP as such Book-Entry Holders may designate by making an appropriate entry under the box entitled "SPECIAL ISSUANCE INSTRUCTIONS" below. The undersigned recognizes that the Company has no obligation pursuant to "SPECIAL ISSUANCE INSTRUCTIONS" to transfer any 12.5% Notes from the name of the registered holder thereof if the Company does not accept for exchange any of such 12.5% Notes.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF 12.5% NOTES" AVOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED ALL THEIR 12.5% NOTES, WAIVED CERTAIN RIGHTS AND MADE CERTAIN REPRESENTATIONS, AS DECRIBED HEREIN AND IN PART A TO THE EXCHANGE RESTRUCTURING PROSPECTUS. IF THE UNDERSIGNED IS NOT THE REGISTERED HOLDER OF THE 12.5% NOTES TENDERED PURSUANT HERETO, THE UNDERSIGNED MUST EITHER HAVE THE 12.5% NOTES REGISTERED IN THE UNDERSIGNED'S NAME OR HAVE THE REGISTERED HOLDER SIGN A VALID PROXY.
--------------------------------------------------------------------------------

                                   IMPORTANT
                                PLEASE SIGN HERE
                 AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

      (To be completed by all tendering Noteholders regardless of whether
             12.5% Notes are being physically delivered herewith)


------------------------------------------------------------------------------

------------------------------------------------------------------------------

                           Signature(s) of Holder(s)



Area Code and Telephone Number:


     This Letter of Transmittal must be signed by the Registered Holder(s) of 12.5% Notes as their name(s) appear(s) on the certificates for the 12.5% Notes or, if tendered by a participant or participants in one of the Book-Entry Transfer Facilities, exactly as such participant's or participants' name(s) appear(s) on a security position listing as the owners of 12.5% Notes, or by a person or persons authorized to become a Registered Holder or Registered Holders, by endorsement of any documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth your full title. See Instruction 3.


Name(s):

              ------------------------------------------------------------

              ------------------------------------------------------------

                             Please Type or Print

 Capacity:
              ------------------------------------------------------------

 Address:
              ------------------------------------------------------------

                              (Including Zip Code)


Area Code and
Telephone No.
              ------------------------------------------------------------


Tax Identification
Number
              ------------------------------------------------------------
                        (Also complete Substitute Form W-9 below)


Dated:
              ------------------------------------------------------------

                              SIGNATURE GUARANTEE
                         (If required by Instruction 3)

 Signature(s) Guaranteed by
 an Eligible Institution:
                         -------------------------------------------------
                                  (Authorized Signature)

                         -------------------------------------------------
                                          (Title)

                         -------------------------------------------------
                                       (Name of Firm)

   Dated:
         -----------------------------------------  --------,  -----------

----------------------------------------------------------------------------
                                       6

------------------------------------------------------------------------------------------------------------------
                PAYOR'S NAME:   [                       ]
                                 -----------------------
------------------------------------------------------------------------------------------------------------------
          SUBSTITUTE             PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT                 TIN
           FORM W-9              RIGHT AND CERTIFY BY SIGNING AND DATING BELOW                    -----------------------
                                                                                                  (Social Security Number
        Department of                                                                                   or Employer
        the Treasury                                                                              Identification Number)
                                 ----------------------------------------------------------------------------------------
                                 PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING PLEASE WRITE "EXEMPT" HERE
                                 (SEE INSTRUCTIONS)
                                                   ----------------------------------------------------------------------
                                 ----------------------------------------------------------------------------------------
                                 PART 3--CERTIFICATION UNDER PENALTIES OF PERJURY, I CERTIFY THAT (1) The number shown on
     Payor's Request for         this form is my correct TIN (or I am waiting for a number to be issued to me), and (2)
   Taxpayer Identification       I am not subject to backup withholding because:  (a) I am exempt from backup withholding,
        Number ("TIN")           (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am
      and Certification          subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS
                                 DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACK-UP WITHHOLDING.

                                 SIGNATURE                                            DATE
                                           -------------------------                       ---------------------

------------------------------------------------------------------------------------------------------------------


You must cross out item (2) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return, and you have not been notified by the IRS that you are no longer subject to backup withholding.

========================================================================================================================
               SPECIAL ISSUANCE INSTRUCTIONS                              SPECIAL DELIVERY INSTRUCTIONS
                 (See Instructions 4 and 5)                                (See Instructions 4 and 5)
========================================================================================================================
To be completed ONLY if certificates for New                   To be completed ONLY if Certificates for New
Common Stock are to be issued in the name of,                  Common Stock are to be sent to someone other
or paid to, someone other than the person who                  than the person who submits this Letter of
submits this Letter of Transmittal or issued to an             Transmittal or to an address other than that
address different from that shown in the box                   shown in the box entitled "DESCRIPTION OF 12.5%
entitled "DESCRIPTION OF 12.5% NOTES"                          NOTES" above in this Letter of Transmittal.
above in this Letter of Transmittal or if 12.5%
Notes are to be returned by credit to an account              Mail to:
maintained by DTC or PHILADEP.                                -------

                                                               Name
                                                                   ---------------------------------------
Issue to:                                                                    (Please Print)
--------
                                                               Address
                                                                      ------------------------------------
Name
    ---------------------------------------
             (Please Print)                                    -------------------------------------------

Address
       ------------------------------------                    -------------------------------------------
                                                                          (Include Zip Code)

-------------------------------------------


-------------------------------------------
            (Include Zip Code)


--------------------------------------------------                    --------------------------------------------------
(Taxpayer Identification or Social Security Number)                   (Taxpayer Identification or Social Security Number)
      (Also Complete Substitute Form W-9)                                    (Also Complete Substitute Form W-9)







Credit unexchanged 12.5% Notes tendered by
------------------------------------------
book-entry transfer to the:
--------------------------

[_] DTC or [_] PHILADEP (check one)
            account set forth below:

-------------------------------
(DTC or PHILADEP Account Number)
========================================================================================================================

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED
                   FOR" IN PART 1 OF THE SUBSTITUTE FORM W-9

------------------------------------------------------------------------------
            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTY OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE). I UNDERSTAND THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE PAYOR WITHIN 60 DAYS, THE PAYOR IS REQUIRED TO WITHHOLD 31 PERCENT OF ALL CASH PAYMENTS MADE TO ME THEREAFTER UNTIL I PROVIDE A NUMBER.

------------------------------------         ---------------------------------
             SIGNATURE                                      DATE
------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER


     1. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used (i) if certificates representing 12.5% Notes are to be physically delivered to the Depositary herewith, (ii) if delivery of 12.5%
Notes is to be made by book-entry transfer to the Depositary's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in "TENDERING AND VOTING PROCEDURES" in Part A tothe Exchange Restructuring Prospectus or
(iii) if tender of 12.5% Notes is to be made according to ATOP pursuant to the procedures set forth in "TENDERING AND VOTING PROCEDURES" in Part A to the Exchange Restructuring Prospectus.


     In order to validly tender 12.5% Notes pursuant to the Exchange Offer, certificats for all physically dellivered 12.5% Notes, or confirmation of book-entry transfer into the Depositary's account at a Book-Entry Facility of 12.5% Notes tendered electronically, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein on or prior to the Expiration Date of the Exchange Offer. THERE IS NO PROCEDURE FOR TENDERING BY GUARANTEED DELIVERY. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.


     The method of delivery of this letter of transmittal, certificates for 12.5% notes and any other required documents including delivery through a Book-Entry Transfer Facility and any acceptance or Agent's Message transmitted through ATOP, is at the election and risk of the tendering noteholder, and except as otherwise provided below, the delivery will be deemed made when actually received by the depositary. If 12.5% notes are sent by mail, then registered mail, with return receipt requested, properly insured, is recommended, and sufficient time should be allowed to assure timely delivery. No documents should be sent to the Company, the Information Agent, the Trustee or the transfer agent for the New Common Stock.

     If the person signing this Letter of Transmittal is not the registered Noteholder of the securities tendered hereby, then such person must either have the securities tendered hereby registered in such person's name or obtain from the registered Noteholder and submit to the Depositary a valid proxy.


     All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of tendered 12.5% Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all tenders and withdrawals of 12.5% Notes that are not in proper form or the acceptance or which would, in the opinion of the Company or counsel for the Company, be unlawful. The Company also reserves the absolute right, in its sole discretion, to waive any defect or irregularity in any tender as to particular 12.5% Notes, whether or not similar defects or irregularities are waived in the case of other 12.5% Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any irregularities in connection with tenders and withdrawals of 12.5% Notes must be cured within such time as the Company shall determine. None of the Company, the Depositary the Trustee or any other person shall be under any duty to give notification of defects in such tenders, withdrawals, deliveries or revocations or shall incur any liability for failure to give such notification. Tenders, withdrawals and deliveries of 12.5% Notes will not be deemed to have been made until such irregularities have been cured or waived. Any 12.5% Notes received by the Depositary that are not properly tendered or delivered, and as to which the irregularities have not been cured or waived, will be returned by the Depositary to the tendering Noteholder(s), unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

     None of the Company, the Depositary, the Information Agent or any other person shall be obligated to give notification of defects or irregularities in any tender, or shall incur any liability for failure to give any such notification.


     No alternative, conditional or contingent tenders will be accepted.


     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of 12.5% Notes will be accepted only in principal amounts of $1,000 and integral multiples thereof. The entire principal amount of all 12.5% Notes delivered to the Depositary will be deemed to have been tendered unless otherwise specified.


     Tenders of 12.5% Notes may be withdrawn, subject to the procedures described in Part A to the Exchange Restructuring Prospectus and below, at any time before they are accepted for exchange by the Company. To be effective, a written telegraphic or facsimile transmission notice of withdrawal of tender must (a) be timely received by the Depositary at one of its addresses specified on the front of this Letter of Transmittal before such 12.5% Notes are accepted for exchange by the Company, (b) specify the name of the person who tendered the 12.5% Notes to be withdrawn, (c) contain a description of the 12.5% Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such 12.5% Notes (unless the 12.5% Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such 12.5% Notes and
(d) be signed by such Noteholder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees), or be accompanied by documents of transfer sufficient to have the Trustee register the transfer of such 12.5% Notes into the name of the person withdrawing 12.5% Notes. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such 12.5% Notes have been tendered (a) by a registered Noteholder who has not completed the boxes on the Letter of Transmittal entitled "SPECIAL ISSUANCE INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" or (b) of the account of an Eligible Institution. If the 12.5% Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a properly completed and signed notice of withdrawal shall be effective immediately upon receipt thereof, even if physical release is not yet effected.


     Any record holder of 12.5% Notes may submit two or more Letters of Transmittal covering all or a portion of such 12.5% Notes owned by such Noteholder provided that such Noteholder submits with the Letters of Transmittal a certification satisfactory to the Exchange Agent that such Noteholder holds such 12.5% Notes as nominee for two or more beneficial owners.


     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, BOND POWERS, AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered holder(s) of the 12.5% Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown as the owner of the 12.5% Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the 12.5% Notes.


     If any of the 12.5% Notes tendered hereby are registered in the names of two or more holders, all such holders must sign this Letter of Transmittal. If any tendered 12.5% Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any other required documents as there are different names in which certificates are registered.

     If tendered 12.5% Notes are registered in the name of a person other than the person signing this Letter of Transmittal, the tendered 12.5% Notes must be endorsed or accompanied by appropriate bond powers, signed by the registered Noteholder or Noteholders of the 12.5% Notes transmitted hereby or separate bond powers are required, with signatures guaranteed in either case.


     If this Letter of Transmittal or any certificates or bond powers, stock powers or [proxies] are signed by trustees, executors, administrators, guardians, attorneys-in-fact, agents officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to the Company of their authority so to act must be submitted.


     Endorsements on certificates of 12.5% Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.



     Signatures on this Letter of Transmittal must be guaranteed by participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallioin Program (each of the foregoing being referred to as an "Eligible Institution") unless (i) the 12.5% Notes are tendered by the registered Noteholder(s) which term, for purposes of this Letter of Transmittal, shall include any participant in DTC or PHILADEP whose name appears on a security position listing as the owner of 12.5% Notes, who has not completed the box entitled "SPECIAL ISSUANCE INSTRUCTIONS" or "SPECIAL DELIVERY INSTRUCTIONS" on this Letter of Transmittal, or (ii) the Notes are being tendered for the account of an Eligible Institution.


     4. SPECIAL INSURANCE AND DELIVERY INSTRUCTIONS. Tendering holders of 12.5% Notes should indicate, in the applicable box, the name and address to which the certificates representing shares of New Common Stock are to be issued or sent, if different from the name and address of the person submitting this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated and a Substitute Form W-9 for such recipient must be completed. See Instruction 5. If no such instructions are given, such 12.5% Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal or, at the Company's option, by crediting the account at DTC or PHILADEP designated above in the box entitled "SPECIAL ISSUANCE INSTRUCTIONS."



     5. TAXPAYER IDENTIFICATION NUMBER AND BACKUP WITHHOLDING. Federal income tax law generally requires that each Noteholder must provide the Depositary (as "Payor") with such Noteholder's correct Taxpayer Identification Number ("TIN"), which, in the case of a Noteholder who is an individual, is such Noteholder's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, such Noteholder may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding in an amount equal to 31% of the gross proceeds of any cash payments received hereunder. If withholding results in an overpayment of taxes, a refund may be obtained.


     To prevent backup withholding, each surrendering Noteholder must provide such Noteholder's correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such Noteholder is awaiting a TIN) and

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


that (i) the Noteholder is exempt from backup withholding, (ii) the Noteholder has not been notified by the Internal Revenue Service that such Noteholder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the Internal Revenue Service has notified the Noteholder that such Noteholder is no longer subject to backup withholding.


     If the Noteholder does not have a TIN, such Noteholder should consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If the Noteholder does not provide such Noteholder's TIN to the Payor within 60 days, backup withholding will begin and continue until such Noteholder furnishes such Noteholder's TIN to the Depositary. Note: Writing "Applied For" on the form means that the Noteholder has already applied for a TIN or that such Noteholder intends to apply for one in the near future.


     If certificates representing shares of New Common Stock are to be held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.


     Exempt Noteholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Noteholder should write "Exempt" in Part 2 of Substitute Form W-9. See the W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury, attesting to such exempt status. Such form may be obtained from the Payor.


     6. TRANSFER TAXES. The Company will pay or cause to be paid all transfer taxes applicable to the exchange of the 12.5% Notes pursuant to the Exchange Offer, except in the case of deliveries of New Common Stock that are to be made to persons other than the registered Noteholder.


     7. WAIVER OF CONDITIONS. The conditions of the Exchange Offer may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company's sole dicretion, in the case of any 12.5% Notes tendered.


     The Company (or the Depositary, if delegated such authority) reserves the right to waive any irregularities or defects in the tender of any of the 12.5% Notes, any irregularities or defects in this Letter of Transmittal or any other condition set forth herein. Neither the Company nor the Depositary is under any duty to give notification of any defects in any Letter of Transmittal, defects in other required documents or failure to comply with any other conditions set forth herein and shall not incur any liability for failure to give such notification. Any and all Letters of Transmittal and any other required documents not in proper form are subject to rejection.


     8. MUTILATED, LOST, STOLEN OR DESTROYED 12.5% NOTES. Any Noteholder whose 12.5% Notes have been mutilated, lost, stolen or destroyed should contact
Trustee at the address indicated below: [              .]
                                         --------------

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Question relating to the procedures for tendering 12.5% Notes and requests for assistance may be directed to the Information Agent, at the address set forth below. Additional copies of the Exchange Restructuring Prospectus, this Letter of Transmittal and the W-9 Guidelines may be obtained from the Information Agent at the address set forth below or from your broker, dealer, commercial bank, trust company or other nominee.


     10. INADEQUATE SPACE. If the space provided herein is inadequate, the 12.5% Note Certificate number(s) and/or the number of shares of 12.5% Notes should be listed on a separate signed schedule attached hereto.


     11. CORRECTION OR CHANGE IN NAME. For a correction of names or for a change in names which in either case does not involve a change of ownership, proceed as follows: (i) for a change in name, by marriage, etc., the surrendered certificate(s) should be endorsed, e.g., "Mary Doe, now by marriage Mrs. Mary Jones," with the signature guaranteed (see Instruction 3); and (ii) for a correction in name, the surrendered certificate(s) should be endorsed, e.g., "James E. Brown, incorrectly inscribed as J.E. Brown," with the signature guaranteed (see Instruction 3).




     12. MISCELLANEOUS. The terms and conditions of the Exchange Offer are incorporated ed herein by reference in their entirety and are deemed to form a part of the terms and conditions of this Letter of Transmittal.


     Question and requests for assistance or additional copies of the Exchange Restructuring Prospectus and this Letter of Transmittal or other exchange offer materials may be directed to the Information Agent listed below.


                          [NAME OF INFORMATION AGENT]


                               [_______________]
                               [_______________]

                          (800) xxx-xxxx (toll-free)
                                      or
                           (xxx) xxx-xxxx (collect)

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